UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2020 (October 7, 2020)

PETRA ACQUISITION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 West 21st Street New York, NY 10010

(Address of Principal Executive Offices) (Zip Code)

(971) 622-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	PAICU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	PAIC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	PAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 7, 2020, the Registration Statement on Form S-1 (SEC File No. 333-240175) (the “Registration Statement”) relating to the initial public offering (“IPO”) of 7,000,000 units (“Unit”) of Petra Acquisition, Inc. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”). Each Unit consists of one share of common stock of the Company, par value $0.001 per share (“Common Stock”), and one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $70,000,000. The Company has granted the underwriters a 45 day option to purchase up to an additional 1,050,000 Units at the initial public offering price to cover over allotments, if any.

On October 7, 2020, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed a Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of such agreements and the Second Amended and Restated Certificate of Incorporation are fully described in the Company’s final prospectus, dated October 7, 2020 as filed with the SEC on October 13, 2020. This Current Report on Form 8-K is being filed solely to file such executed agreements and Second Amended and Restated Certificate of Incorporation.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Subscription Agreement for Private Warrants, the Company completed the private sale of an aggregate of 3,150,000 Warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $3,150,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2020, in connection with the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Second Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On October 8, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 13, 2020, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement, dated October 7, 2020, by and among the Company and LifeSci Capital LLC and Ladenburg Thalmann & Co. Inc., as representatives of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated October 7, 2020, between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement, dated October 7, 2020, between Continental Stock Transfer & Trust Company and the Company.

10.2	Escrow Agreement, dated October 7, 2020, by and among the Company, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholders.

10.3	Registration Rights Agreement, dated October 7, 2020, between the Company and Investors.

10.4.	Subscription Agreement, dated October 7, 2020, between the Company and Petra Investment Holdings LLC

10.5	Business Combination Marketing Agreement, dated October 7, 2020, by and among the Company, LifeSci Capital LLC, Ladenburg Thalmann & Co. Inc., Northland Securities, Inc., and Ingalls & Snyder LLC

99.1	Press Release Dated October 8, 2020

99.2	Press Release Dated October 13, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2020

PETRA ACQUISITION, INC.

By:	/s/ Andreas Typaldos
Name:	Andreas Typaldos
Title:	Chairman & Chief Executive Officer

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